UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 24, 2025

FUBOTV INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39590	26-4330545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1290 Avenue of the Americas
New York, NY 10104

(Address of principal executive offices) (Zip Code)

(212) 672-0055

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FUBO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On November 24, 2025, FuboTV Inc. (the “Company”) sent notice to holders of its Convertible Senior Secured Notes due 2029 (CUSIP No. 35953D AC8) (the “2029 Notes”) and its 3.25% Convertible Senior Notes due 2026 (CUSIP No. 35953D AB0) (the “2026 Notes”), of each of their right (with respect to the 2029 Notes, the “2029 Notes Fundamental Change Repurchase Right,” and with respect to the 2026 Notes, the “2026 Notes Fundamental Change Repurchase Right”) to require the Company to repurchase such holder’s 2026 Notes or 2029 Notes, as applicable, on January 7, 2026, in the case of the 2029 Notes (the “2029 Notes Fundamental Change Repurchase Date”), or January 14, 2026, in the case of the 2026 Notes (the “2026 Notes Fundamental Change Repurchase Date”), in each case at a repurchase price equal to 100% of the principal amount of such notes being repurchased, plus accrued and unpaid interest thereon, to, but not including, the 2029 Notes Fundamental Change Repurchase Date, in the case of the 2029 Notes (the “2029 Notes Fundamental Change Repurchase Price”), or the 2026 Notes Fundamental Change Repurchase Date, in the case of the 2026 Notes (the “2026 Notes Fundamental Change Repurchase Price”). Holders may surrender their 2029 Notes from November 24, 2025 until 11:59 p.m., New York City time, on January 6, 2026 (the “2029 Notes Exercise Expiration Date”) and their 2026 Notes from November 24, 2025 until 11:59 p.m., New York City time, on January 13, 2026 (the “2026 Notes Exercise Expiration Date”).

The Company will repurchase all notes that have been validly surrendered and not validly withdrawn prior to 11:59 p.m., New York City time, on the 2029 Notes Exercise Expiration Date or 2026 Notes Exercise Expiration Date, as the case may be. The 2029 Notes Fundamental Change Repurchase Price and 2026 Notes Fundamental Change Repurchase Price for any 2029 Notes and 2026 Notes, respectively, that are surrendered, and not validly withdrawn, will be paid by U.S. Bank Trust Company, National Association, as tender agent (the “Tender Agent”) through the facilities of The Depository Trust Company on the 2029 Notes Fundamental Change Repurchase Date or 2026 Notes Fundamental Change Repurchase Date, as the case may be. The 2029 Notes Fundamental Change Repurchase Right is subject, in all respects, to the terms and conditions of the Company Fundamental Change Notice and Offer to Repurchase and Schedule TO-I relating to the 2029 Notes. The 2026 Notes Fundamental Change Repurchase Right is subject, in all respects, to the terms and conditions of the Company Fundamental Change Notice and Offer to Repurchase relating to the 2026 Notes.

The information in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUBOTV INC.

Date: November 24, 2025	By:	/s/ David Gandler
David Gandler
Chief Executive Officer